SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C.  20549


                      FORM 8-K


                   CURRENT REPORT


         Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 9, 1999


                Nematron Corporation
(Exact name of registrant as specified in its charter)


                      Michigan
   (State or other jurisdiction of incorporation)

        0-21142                                   38-2483796
(Commission File Number)             (IRS Employer Identification No.)

   5840 Interface Drive, Ann Arbor, Michigan 48103
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (734)214-2000

                   Not Applicable
(Former name or former address, if changed since last report)




































ITEM 8. CHANGE IN FISCAL YEAR

     On April 9, 1999, the Nematron board of directors determined to change the fiscal year end from September 30 to December 31. Nematron will file a transition report covering the period from October 1, 1998 through December 31, 1998 on Form 10-QSB.












                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 22, 1999                              NEMATRON CORPORATION


                                            /s/ David P. Gienapp
                                            --------------------------------
                                            By: David P. Gienapp
                                            Its: Vice President-Finance and
                                                 Administrative